UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 28, 2015

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FEDERAL HOME LOAN BANK OF SAN FRANCISCO
(Exact name of registrant as specified in its charter)
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Federally chartered corporation	000-51398	94-6000630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 California Street
San Francisco, CA 94108
(Address of principal executive offices, including zip code)

(415) 616-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 28, 2015, the Federal Home Loan Bank of San Francisco (the “Bank”) issued a news release announcing its operating results for the second quarter of 2015 and the declaration of a cash dividend on the capital stock outstanding during the second quarter of 2015. A copy of the news release is included as Exhibit 99.1 to this report.

Item 7.01 Regulation FD Disclosure.

On July 28, 2015, the Bank announced the declaration of a cash dividend on the capital stock outstanding during the second quarter of 2015. The news release set forth above in Item 2.02 is hereby incorporated into Item 7.01 by reference. In accordance with the Bank’s Excess Stock Repurchase, Retained Earnings, and Dividend Framework, the Bank plans to repurchase the surplus capital stock of all members and the excess capital stock of all nonmember shareholders on August 14, 2015. Surplus capital stock is defined as any stock holdings in excess of 115% of a member’s minimum capital stock requirement and excess capital stock is defined as any stock holdings in excess of a shareholder’s minimum stock requirement. A copy of the news release is included as Exhibit 99.1 to this report.

The information contained in Exhibit 99.1 is being furnished pursuant to Items 2.02 and 7.01 of this report and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including statements related to the Bank’s plans to repurchase surplus and excess capital stock and expected dividend payments. These statements are based on our current expectations and speak only as of the date hereof. These statements may use forward-looking terms, such as “plans, “will, ”expect,” or their negatives or other variations on these terms. The Bank cautions that by their nature, forward-looking statements involve risk or uncertainty and that actual results could differ materially from those expressed or implied in these forward-looking statements or could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, regulatory actions, future operating results, and legislative or regulatory changes; and changes to the Bank’s capital metrics, capital management objectives and strategies. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	99.1	News Release, dated July 28, 2015, issued by the Federal Home Loan Bank of San Francisco

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of San Francisco

Date: July 29, 2015	By: /s/ Lisa B. MacMillen
Lisa B. MacMillen Executive Vice President and Chief Operating Officer